                                                                   EXHIBIT 23.4


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the use in this Registration Statement on Form S-4 for Western Sierra Bancorp of our report dated March 20, 1998 relating to the financial statements of Roseville 1st National Bank for the years ended December 31, 1997, 1996 and 1995, and to the reference to our Firm under the caption "EXPERTS" in the Registration Statement.

                                                      /s/ Perry-Smith & Co., LLP



Sacramento, California
November 2, 1998